SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 3, 2004  (January 28, 2004)

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices)

(314) 863-1100
(Registrant’s telephone number)

Item 9.	Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On January 28, 2004, the Company issued the Press Release filed as Exhibit 99 to this Current Report on Form 8-K, which press release is incorporated herein by reference.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.
By:	/s/ Steven W. Alstadt

Steven W. Alstadt
Controller and Chief Accounting Officer

Dated:  February 3, 2004